THE PRUDENTIAL SERIES FUND

High Yield Bond Portfolio

SP Small-Cap Value Portfolio

Supplement dated June 25, 2019 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for The Prudential Series Fund (the Trust) relating to the High Yield Bond Portfolio and the SP Small-Cap Value Portfolio (collectively, the Portfolios). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Trust's SAI.

The table in Part I of the SAI entitled "Fee Waivers & Expense Limitations" is hereby revised by adding the following information pertaining to the Portfolios:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
High Yield Bond Portfolio	PGIM Investments has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, including stamp duty tax paid on foreign securities transactions, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.57% of the Portfolio's average daily net assets through June 30, 2020. Expenses waived/reimbursed by
PGIM Investments may be recouped by PGIM Investments within
the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to
June 30, 2020 without the prior approval of the Trust's Board of
Trustees.

SP Small-Cap Value Portfolio	PGIM Investments has contractually agreed to waive 0.008% of its investment management fee through June 30, 2020. This
arrangement may not be terminated or modified prior to June 30,
2020 without the prior approval of the Trust's Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PSFSAISUP1